Prospectus supplement	January 30, 2012

Putnam VT Diversified Income Fund Prospectuses dated April 30, 2011

The sub-section Your fund's management in the section Fund summary or Fund summaries and the section Who oversees and manages the fund? or Who oversees and manages the funds? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Kevin Murphy, Michael Salm, Paul Scanlon and Raman Srivastava.

Mr. Srivastava joined the fund in 2012. From 1999 to the present, he has been employed by Putnam Investment Management, LLC, currently as a Portfolio Manager, and previously as Team Leader, Portfolio Construction. Additional information regarding the other portfolio managers, including their business experience during the past five years, is set forth in the prospectus.

PUTNAM INVESTMENTS	– HV-6489 272723 1/12